File pursuant to Rule 497
File No. 333-157217

Supplement dated January 12, 2010
to
Prospectus dated June 11, 2009

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Keating Capital, Inc. dated June 11, 2009, as supplemented by Supplement No. 1 dated June 16, 2009, Supplement No. 2 dated August 14, 2009 and Supplement No. 3 dated November 13, 2009.

You should carefully consider the “Risk Factors” beginning on page 22 of the Prospectus before you decide to invest.

Status of our Continuous Public Offering

As of January 11, 2010, we received and accepted subscriptions in our offering for 114,650 shares of our common stock at a price per share of $10.00, for corresponding gross proceeds of $1,146,500 (excluding shares purchased by our directors, officers, and other affiliates of us) thereby exceeding the Minimum Offering Amount described in our Prospectus, dated June 11, 2009.  Having satisfied the Minimum Offering Amount, the offering proceeds were released by the escrow agent to us on January 11, 2010.  Following the sales of common stock noted above, and including approximately $5.7 million raised in 2008 in connection with an initial private placement, we have raise approximately $6.8 million since inception.